UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   August 15, 2024

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on October 13, 2022, The Kroger Co., an Ohio corporation (“Kroger” or the “Company”), Albertsons Companies, Inc., a Delaware corporation (“ACI”), and Kettle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Kroger (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into ACI (the “Merger”), with ACI surviving the Merger as a direct, wholly owned subsidiary of the Company.

On August 15, 2024, the Company commenced, in connection with the Merger, an exchange offer for any and all outstanding notes (the “ACI Notes”) issued by ACI, New Albertsons, L.P., Safeway Inc., Albertson’s LLC, Albertsons Safeway LLC and American Stores Company, LLC, for up to $7,441,608,000 aggregate principal amount of new notes to be issued by the Company and cash. In conjunction with the offers to exchange (collectively, the “Exchange Offers”) the ACI Notes, the Company is concurrently soliciting consents (collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures (each an “ACI Indenture” and, collectively, the “ACI Indentures”) governing the ACI Notes to, among other things, eliminate from each of the ACI Indentures (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default,” (iii) the reporting covenant, (iv) any restrictions on the applicable ACI entities from consolidating with or merging into any other person or conveying, transferring or leasing all or any of their properties and assets to any person, (v) the covenant requiring certain subsidiaries of ACI to guarantee certain of the ACI Notes and (vi) any obligations to offer to repurchase the ACI Notes upon certain change of control transactions along with certain other ancillary amendments as further described in the Offering Memorandum and Consent Solicitation Statement (as defined below).

The Exchange Offers and Consent Solicitations are being made solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated August 15, 2024 (the “Offering Memorandum and Consent Solicitation Statement”) in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned, among other things, upon the closing of the Merger.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

This communication (including information included or incorporated by reference herein) contains “forward-looking statements” within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are based on Kroger’s assumptions and beliefs in light of the information currently available to the Company. These statements are subject to a number of known and unknown risks, uncertainties and other important factors, including the risks and other factors discussed in the “Risk Factors” section of the Offering Memorandum and Consent Solicitation Statement, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward looking statements. Such statements are indicated by words or phrases such as “achieve,” “affect,” “anticipate,” “assumptions,” “believe,” “committed,” “continue,” “could,” “deliver,” “effect,” “enable,” “estimate,” “expects,” “future,” “goal,” “growth,” “guidance,” “intended,” “likely,” “maintain,” “may,” “model,” “plan,” “position,” “program,” “result,” “strategy,” “strong,” “trend,” “will” and “would,” and variations of such words and similar phrases. Forward-looking statements are subject to inherent risks and uncertainties. Various uncertainties and other factors could cause actual results to differ materially from those contained in the forward-looking statements. These include:

•	the extent to which Kroger’s sources of liquidity are sufficient to meet its requirements may be affected by the state of the financial markets and the effect that such condition has on its ability to issue commercial paper at acceptable rates. Kroger’s ability to borrow under its committed lines of credit, including its bank credit facilities, could be impaired if one or more of Kroger’s lenders under those lines is unwilling or unable to honor its contractual obligation to lend to Kroger, or in the event that global pandemics, natural disasters or weather conditions interfere with the ability of Kroger lenders to lend to Kroger. Kroger’s ability to refinance maturing debt may be affected by the state of the financial markets;

•	Kroger’s ability to achieve sales, earnings, incremental FIFO operating profit, and adjusted free cash flow goals, which may be affected by: its proposed transaction with ACI including, among other things, Kroger’s ability to consummate the proposed transaction and related divestiture plan, including on the terms of the Merger Agreement and divestiture plan, on the anticipated timeline, with the required regulatory approvals, and/or resolution of pending litigation challenging the Merger; labor negotiations; potential work stoppages; changes in the unemployment rate; pressures in the labor market; changes in government-funded benefit programs; changes in the types and numbers of businesses that compete with us; pricing and promotional activities of existing and new competitors, and the aggressiveness of that competition; Kroger’s response to these actions; the state of the economy, including interest rates, the inflationary, disinflationary and/or deflationary trends and such trends in certain commodities, products and/or operating costs; the geopolitical environment including wars and conflicts; unstable political situations and social unrest; changes in tariffs; the effect that fuel costs have on consumer spending; volatility of fuel margins; manufacturing commodity costs; supply constraints; diesel fuel costs related to Kroger’s logistics operations; trends in consumer spending; the extent to which Kroger’s customers exercise caution in their purchasing in response to economic conditions; the uncertainty of economic growth or recession; stock repurchases; changes in the regulatory environment in which Kroger operates; Kroger’s ability to retain pharmacy sales from third party payors; consolidation in the healthcare industry, including pharmacy benefit managers; Kroger’s ability to negotiate modifications to multi-employer pension plans; natural disasters or adverse weather conditions; the effect of public health crises or other significant catastrophic events; the potential costs and risks associated with potential cyber-attacks or data security breaches; the success of Kroger’s future growth plans; the ability to execute Kroger’s growth strategy and value creation model, including continued cost savings, growth of Kroger’s alternative profit businesses, and Kroger’s ability to better serve its customers and to generate customer loyalty and sustainable growth through its strategic pillars of Fresh, Our Brands, Data & Personalization, and Seamless; the successful integration of merged companies and new partnerships; Kroger’s ability to maintain an investment grade credit rating; and the risks relating to or arising from its proposed nationwide opioid litigation settlement, including our ability to finalize and effectuate the settlement, the scope and coverage of the ultimate settlement and the expected financial or other impacts that could result from the settlement;

•	Kroger’s ability to achieve these goals may also be affected by its ability to manage the factors identified above. Kroger’s ability to execute its financial strategy may be affected by its ability to generate cash flow;

•	Kroger’s effective tax rate may differ from the expected rate due to changes in tax laws, the status of pending items with various taxing authorities, and the deductibility of certain expenses; and

•	the outcome of the Exchange Offers and Consent Solicitations.

The Company cannot fully foresee the effects of changes in economic conditions on Kroger’s business. Other factors and assumptions not identified above, including those discussed in the “Risk Factors” section of the Offering Memorandum and Consent Solicitation Statement, the “Risk Factors” section in Kroger’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in any subsequent documents that Kroger files with the U.S. Securities and Exchange Commission, could also cause actual results to differ materially from those set forth in the forward-looking information. Accordingly, actual events and results may vary significantly from those included in, contemplated or implied by forward-looking statements made by Kroger or Kroger’s representatives. The Company undertakes no obligation to update the forward-looking information contained in this communication.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made to eligible holders solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated August 15, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

August 15, 2024	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Senior Vice President, General Counsel and Secretary